UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 26, 2004




                             The Wilber Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)




         New York                  001-31896                     15-6018501
         --------                  ---------                     ----------
(State or other jurisdiction       (Commission               (IRS Employer
  of incorporation)                File Number)              Identification No.)






                    245 Main Street, Oneonta, New York 13820
                    ----------------------------------------
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (607) 432-1700
                                                           --------------




                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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Item 7. Financial Statements and Exhibits.
        ---------------------------------

(a)  Not applicable.


(b)  Not applicable.


(c)  Exhibits.


         Exhibit

         No.               Description
         ---               -----------

      99.1                 Press release, dated July 26, 2004.

Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

     On July 26, 2004, The Wilber Corporation issued a press release announcing the declaration of its quarterly dividend and earnings for the quarter ended June 30, 2004. The press release is filed as Exhibit 99.1 to this report.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE WILBER CORPORATION
                                             ----------------------
                                                  (Registrant)



                                             /s/ Joseph E. Sutaris
                                             ---------------------
                                             Joseph E. Sutaris
                                             Treasurer & Chief Financial Officer





Date: July 26, 2004



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









                                  EXHIBIT INDEX

     Exhibit
     No.          Description
     ---          -----------

     99.1         Press release, dated July 26, 2004













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